Subsequent Events	9 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
8.	SUBSEQUENT EVENTS
On October 26, 2020, the Company closed on a private placement of an aggregate of 6,567,868 shares of common stock and warrants to purchase an aggregate of 3,283,936 shares of common stock at a purchase price of $0.52 per unit, consisting of one share and a warrant to purchase 0.50 shares of common stock, resulting in gross proceeds of approximately $3.4 million, excluding the proceeds, if any, that the Company may receive in the future from the exercise of the warrants. The Company incurred $0.2 million in share issuance costs, including placement agent fees. The warrants have an initial exercise price of $0.452 per share and are exercisable for a period of three years from the date of issuance. The Company also issued warrants to the placement agent to purchase 33,654 shares of common stock, with an exercise price of $0.565 per share. An officer of the Company and affiliates of an officer and director of the Company participated in the private placement on the same terms and conditions as all other purchasers, except that they paid $0.5244 per unit and their warrants have an exercise price of $0.4619 per share.
Pursuant to the securities purchase agreement for the private placement, if the Company issues any shares of common stock or common stock equivalents for cash consideration, indebtedness or a combination thereof, with certain exceptions, within twelve months of the closing of the private placement, each purchaser who subscribed for at least $250,000 has the right to participate in up to such purchaser’s pro rata portion of 30% of the such subsequent financing on the same terms, conditions and price provided for in the subsequent financing.
The following table sets forth the Company’s total stockholders’ equity as reported as of September 30, 2020 and as adjusted on a pro forma basis to reflect the recently completed private placement (amounts in thousands):

Total stockholders’ equity as of September 30, 2020	$3,197
Net proceeds from October 2020 private placement	3,244

Pro forma total stockholders’ equity as of September 30, 2020	$6,441

Nasdaq Delisting
On December 4, 2020, the Company received notice from the Listing Qualifications staff of Nasdaq indicating that the Company was not eligible for an additional 180 day extension to meet the Minimum Bid Price Requirement. As a result, the Staff determined that the Company’s securities would be subject to delisting unless the Company timely requests a hearing before the Panel. The Company timely submitted a request for a hearing before the Panel, which request stayed any suspension or delisting action by Nasdaq at least until the hearing process concludes and any extension granted by the Panel expires. An oral hearing has been schedule
d
for early 2021.